Exhibit 99.2

INTERPOINT PARTNERS, LLC

FINANCIAL STATEMENTS

DECEMBER 31, 2010

INTERPOINT PARTNERS, LLC

TABLE OF CONTENTS

September 30,
PAGE

Independent auditors’ report	1

Financial statements:

Balance sheet	2

Statement of operations and changes in members’ deficit	3

Statement of cash flows	4

Notes to financial statements	5—11

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of

Interpoint Partners, LLC

We have audited the accompanying balance sheet of Interpoint Partners, LLC as of December 31, 2010, and the related statements of operations and changes in members’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Interpoint Partners, LLC as of December 31, 2010, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $569,194 during the year ended December 31, 2010, and, as of that date, had capital deficiency of $1,025,179. In addition, the Company currently has a line of credit arrangement and convertible notes payable that are past due and have not been renewed. As discussed in Note B to the financial statements, the significant net loss, capital deficiency and past due loans raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Atlanta, Georgia

November 11, 2011

INTERPOINT PARTNERS, LLC

BALANCE SHEET

DECEMBER 31, 2010

September 30,
ASSETS
Current assets
Cash	$129,374
Accounts receivable—trade, net of $0 allowance for doubtful accounts	178,410

Total current assets	307,784

Other assets
Security deposits	6,981

Total assets	$314,765

LIABILITIES AND MEMBERS’ DEFICIT

Current liabilities
Accounts payable	$129,894
Accrued liabilities	50,399
Deferred revenue	59,319
Line of credit	300,000
Notes payable—related parties	250,000
Due to related parties	473,419

Total current liabilities	1,263,031

Long-term liabilities
Deferred revenue, net of current portion	76,913

Members’ deficit	(1,025,179)

Total liabilities and members’ deficit	$314,765

See auditors’ report and accompanying notes

INTERPOINT PARTNERS, LLC

STATEMENT OF OPERATIONS AND CHANGES IN MEMBERS’ DEFICIT

FOR THE YEAR ENDED DECEMBER 31, 2010

September 30,
Revenue	$1,153,791

Operating expenses
Cost of services	400,963
Research and development	204,794
Selling, general and administrative	1,101,258

Total operating expenses	1,707,015
Loss from operations	(553,224)

Other expense
Interest expense	(15,970)

Net loss	(569,194)
Members’ deficit, January 1, 2010	(491,945)
Capital issued for services	35,960

Members’ deficit, December 31, 2010	$(1,025,179)

See auditors’ report and accompanying notes

INTERPOINT PARTNERS, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2010

Increase (decrease) in Cash

September 30,
Cash flows from operating activities
Net loss	$(569,194)

Adjustments to reconcile net loss to net cash used by operating activities:
Non-cash compensation	35,960
Change in operating assets and liabilities:
Accounts receivable—trade	(122,983)
Cash overdraft	(43,864)
Accounts payable	65,655
Accrued liabilities	49,533
Deferred revenue	106,520
Due to related parties	358,419

Total adjustments	449,240

Cash used by operating activities	(119,954)

Cash flows from financing activities
Net payments on line of credit	(672)
Proceeds from issuance of notes payable—related parties	250,000

Cash provided by financing activities	249,328

Net increase in cash	129,374
Cash, beginning of the year	—

Cash, end of year	$129,374

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the year for:
Interest	$6,933

SUPPLEMENTAL DISCLOSURE OF NON-CASH TRANSACTIONS

The Company issued member’s equity of $35,960 for services provided.

See auditors’ report and accompanying notes

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note A

Summary of Significant Accounting Policies

Nature of Operations:

Interpoint Partners, LLC (the “Company”), a limited-liability company, was formed on June 1, 2008 to deliver technology-driven solutions to simplify, facilitate and optimize overall operating performance. The Company uses a real-time data access and reporting engine, a workflow management system and teams of industry experts to assist hospitals, employed physician and large physician practices achieve accelerated cash flow, sustained accounts receivables levels, efficient revenue cycle management, and higher levels of patient and employee satisfaction.

Use of Estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Concentration of Credit Risk Arising From Cash Deposits in Excess of Insured Limits:

The Company maintains cash balances at several financial institutions. The accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 per institution. From time to time, the Company’s cash balance exceeds such limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant risks on cash.

Limited Liability Company:

Interpoint Partners LLC was formed as a limited liability company and shall continue in existence until dissolved in accordance with the operating agreement. Members shall have no personal liability.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note A

Summary of Significant Accounting Policies (Continued)

Accounts Receivable:

The Company extends credit to customers located primarily throughout North America based on the size of the customer, its payment history, and other factors. The Company does not require collateral for its accounts receivable. The amount of accounting loss due to credit risk if the parties to the accounts receivable failed to perform according to the terms of the agreement would be the balance of the accounts receivable net of related deferred revenue, if applicable.

Accounts receivable are stated at the amount billed to the customer. Management reviews all accounts receivable balances that exceed 60 days from invoice date and then escalates the collection process to the appropriate customer relationship manager. After management has used reasonable collection efforts, uncollectible accounts are written off.

Revenue Recognition:

The Company recognizes revenue when all the following criteria have been met:

•	Pervasive evidence of an arrangement exists;

•	Delivery has occurred and been accepted by the client;

•	The fee is fixed, determinable and;

•	Collection of the revenue is probable.

The Company derives its revenue by providing software as a service over the Internet. The Company arrangements typically include an up-front payment for services related to implementation with a fixed monthly fee over the term of the arrangement. The Company defers all up-front payments and recognizes them over the estimated customer life - typically 36 months. Fixed monthly services fees are recognized as the services are provided. The Company also provides services to customers. For services that are not included as part of a multiple element arrangement, the Company recognizes the services as they are provided to the customer.

Advertising:

The Company expenses advertising costs as incurred. Advertising expenses were $91,707 for the year ended December 31, 2010.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note A

Summary of Significant Accounting Policies (Continued)

Income Taxes:

The Company is taxed as a partnership under the Internal Revenue Code and a similar state statute. In lieu of income taxes, the members of the LLC are taxed on their proportionate share of the LLC’s taxable income. Therefore, no provision or liability for federal or state income taxes related to the LLC is included in these financial statements.

Fair Value of Financial Instruments:

The Company’s financial instruments, including cash, accounts receivable, accounts payable, accrued expenses, and deferred revenues are carried at cost, which approximates their fair value because of the short-term nature of these financial instruments. The carrying value of debt is based on the instruments’ interest rates, terms, maturity dates and collateral, if any, in comparison to the Company’s incremental borrowing rate for similar financial instruments.

Research and Development:

Expenditures related to the development of new products and processes are expensed as incurred.

Note B

Going Concern

The financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred net losses since its inception, with capital deficit of $1,025,179 as of December 31, 2010 and currently has a line of credit arrangement and convertible notes payable that are past due and have not been renewed. Management anticipates that the Company will continue to incur operating losses during 2011. Management’s plans with regard to these matters include increasing their customer base and seeking additional financing arrangements. Additionally, the Company has received a non-binding letter of intent to be acquired. Although management continues to pursue these plans, there is no assurance that the Company will be successful in obtaining sufficient revenues from its products, obtaining additional financing or selling the business on terms acceptable to the Company. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note C

Lines of Credit

The Company has two revolving line of credit agreements with a financial institution with a maximum borrowing limit in aggregate of $301,000. Borrowings under the revolving line of credit bears interest at a rate of 5.63% per annum. The lines matured in June 2011 and are past due. The lines are secured by the Company’s accounts receivables and are guaranteed by the Chief Executive Officer, Chief Operating Officer, and Chief Technology Officer.

Note D

Notes Payable -Related Parties

The Chief Operating Officer and a Member entered into a line of credit loan agreement with a financial institution. The line has a maximum borrowing limit of $250,000 and matures in May 2012. This line of credit bears interest at a rate of 6.59% per annum. The funds from this loan in the amount of $250,000 were advanced to the Company. The Company has agreed to pay the related parties based on the terms of the underlying loan agreement. These notes payable to related parties are unsecured.

Note E

Due to Related Parties

The Company had advances from the spouse of an officer of the Company in the amount of $273,419 and from a Member in the amount of $200,000. During 2010, no interest was paid on these advances. On January 3, 2011, these advances were converted into unsecured convertible demand loans. The unsecured convertible demand loans bear interest at a rate of 10% per annum. The loans may be converted into common voting member units at 75% of the assessed value at the option of the lender. These convertible notes payable are currently past due.

Note F

Commitments and Contingencies

Operating Leases:

The Company leases office space and a corporate apartment under noncancelable operating lease agreements expiring on various dates through December 2014. The corporate apartment is leased from a company owned by the Chief Executive Officer.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note F

Commitments and Contingencies (Continued)

At December 31, 2010, future minimum lease payments under noncancelable operating leases were as follows:

September 30,
Year Ending December 31,	Amount
2011	$34,581
2012	27,600
2013	27,600
2014	27,600

$117,381

Rent expense under these agreements totaled $62,588 for the year ended December 31, 2010. In addition, the Company leases various office space and equipment on a month-to-month basis aggregating $25,226 per month.

Note G

Employee Retirement Plans

The Company sponsors an employee retirement plan known as Interpoint 401(k) Profit Sharing Plan. Under the plan, employees may contribute up to the maximum contributions as set periodically by the Internal Revenue Service. The Company makes safe harbor contributions in the amount of 100% of the participant’s salary deferral, limited to 3% of the employee’s compensation, plus 50% of the amount of the participant’s salary deferral that exceed 3% of the employee’s compensation but do not exceed 5% of the employee’s compensation. Additionally, the Company may make a discretionary contribution to the Plan. The employee contributions vest immediately. Employer contributions vest 20% after one year of service, 40% after two years of service, 60% after three years of service, 80% after four years of service, and 100% after five years of service.

The Company made matching contributions of $3,127 for the year ended December 31, 2010. No discretionary contributions were made for the year ended December 31, 2010.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note H

Concentrations

Significant Customer:

A significant customer is defined as one from whom at least 10% of annual revenue is derived. The Company had sales to three customers totaling approximately $546,000, which comprised approximately 47% of annual revenues for the year ended December 31, 2010. The accounts receivable balance included approximately $11,500 from these customers at December 31, 2010.

Note I

Related Party Transactions

During the year ended December 31, 2010, the Company paid $112,726, for services from a company owned by a relative of the Company’s senior management. The accounts payable balance to this vendor was $26,700 as of December 31, 2010. In addition, the Company paid $20,700 for rent on a corporate apartment to a company owned by the Chief Executive Officer.

During the year ended December 31, 2010, the Company provided services to a company owned in part by the Chief Operating Officer for total revenue of $295,000. There was no accounts receivable balance related to this customer as of December 31, 2010.

Note J

Subsequent Events

The Company evaluated subsequent events through November 11, 2011, when these financial statements were available to be issued.

Notes Payable:

Subsequent to year end, the Company entered into unsecured convertible notes payable agreements. These loans are convertible into common voting member units at the option of the lender at a discount rate of 75%. The loans amounted to $570,000 and bear interest at a rate of 10% per annum. The convertible notes payable mature six months after the loan proceeds are received. Currently, $370,000 of these convertible notes payable are past due.

INTERPOINT PARTNERS, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

Note J

Subsequent Events (Continued)

Due to Related Parties:

Subsequent to December 31, 2010, the Company entered into unsecured convertible notes payable to family members of the Chief Executive Officer and Chief Technology Officer. These loans amount to $250,000, bear interest at a rate of 10% per annum and mature six months after the loan proceeds are received. The loans may be converted into common voting member units at the option of the lender at a varying discount rate of 75% to 85%. Currently, $200,000 of these related party convertible notes payable are past due.

Operating Lease:

Subsequent to year end, the Company entered into a new lease agreement for office space in Atlanta, Georgia. The lease term is for 40 months. The annual rent is $74,600, plus the company’s pro-rata share of property taxes and maintenance costs.

During October 2011, the Company terminated its corporate apartment lease with a company owned by the Chief Executive Officer. One month’s rent in the amount of $2,300 was paid as a cancellation fee associated with this lease termination.

Employee Agreements:

Subsequent to year end, the Company entered into agreements with five employees of the Company. The contracts are for two year terms and expire in 2013. The agreements provide minimum annual salary, paid vacation, reimbursement for continuing education or business expenses up to a certain dollar amount, and auto allowances. In addition, the agreements allow the employee to participate in the Company’s 401k and profit sharing plan, health insurance and group term disability if the employee chooses to participate. If the employee is terminated without cause the Company shall pay twelve months compensation. Total annual compensation under these agreements amount to $925,000.